UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        April 26, 2018

CAMBREX CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD,	NEW JERSEY 07073
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:               (201) 804-3000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 26, 2018, the Company held its annual meeting of stockholders pursuant to notice duly given. At the meeting, the stockholders voted on the following three proposals and cast their votes as described below. The stockholder proposal regarding a report on environmental, social and governance topics was withdrawn by the proponent prior to the meeting and, consequently, was not presented at the meeting. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2018.

1. Proposal 1 – Election of Directors. All of the nominees for director were elected for a term expiring at the next annual meeting of stockholders and until their successors are duly elected and qualified by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Votes
Gregory B. Brown	29,186,316	178,705	9,006	1,342,198
Claes Glassell	28,705,835	658,986	9,206	1,342,198
Louis J. Grabowsky	29,152,282	212,471	9,274	1,342,198
Bernhard Hampl	29,191,542	173,278	9,207	1,342,198
Kathryn Rudie Harrigan	28,831,976	534,616	7,435	1,342,198
Ilan Kaufthal	27,913,615	1,451,106	9,306	1,342,198
Steven M. Klosk	29,024,680	339,941	9,406	1,342,198
Shlomo Yanai	23,407,696	5,958,551	7,780	1,342,198

2. Proposal 2 – Say on Pay. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the definitive proxy statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

   28,683,763        671,445  18,8191,342,198

3. Proposal 3 – Ratification of Independent Registered Public Accountants. The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018, by the votes set forth in the table below:

For	Against	Abstain

        30,478,163      233,490          4,572

The proposal to ratify the appointment of BDO USA, LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date: April 27, 2018	By:	/s/ Samantha Hanley
	Name:	Samantha Hanley
	Title:	Vice President and General Counsel